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                                                                   EXHIBIT 10.22

                                PROMISSORY NOTE

$140,515                                                 Date September 30, 2000
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Five Years after date I promise to pay to the order of U.S. Laboratories, Inc.
One Hundred Forty Thousand Five Hundred Fifteen Dollars Payable at U.S. Laboratories, Inc. 7895 Convoy Ct., San Diego, CA. 92111 for value received with interest at XXXXXXX per cent per annum.


                                          /s/ Dickerson Wright
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                                          Dickerson Wright, Personally

Witness

/s/ [ILLEGIBLE]
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No.  1   Due September 20, 2005
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